Exhibit 10.10

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

CONSENT TO SUBLEASE
This Consent to Sublease (“Sublease Consent”) is made and entered into as of September 26, 2016, by and among 395 Page Mill LLC, a Delaware limited liability company (“Master Landlord”), Cloudera Inc., a Delaware corporation (“Sublandlord”), and Machine Zone, Inc., a Delaware corporation (“Subtenant”).
RECITALS
A.    Master Landlord, as landlord, and Sublandlord, as tenant, entered into that certain Triple Net Space Lease dated September 6, 2016 (the “Master Lease”), pursuant to which Master Landlord leased to Sublandlord certain premises consisting of the building (“Building”) and related real property known as 395 Page Mill Road in Palo Alto, California (“Premises”). All capitalized terms used in this Sublease Consent and not defined herein have the same meaning as in the Master Lease.
B.    Sublandlord desires to sublease to Subtenant a portion of the Premises (such portion herein called the “Sublease Premises”) pursuant to a Sublease Agreement dated as of September 12, 2016 (the “Sublease”), a signed copy of which is attached as “Exhibit A” hereto. The Sublease Premises consists of approximately 104,852 rentable square feet of space consisting of certain portions of the first and second floors of the Building, as more particularly described in the Sublease. Master Landlord is willing to consent to the Sublease, subject to the terms and conditions of this Sublease Consent.
NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Master Landlord, Sublandlord and Subtenant agree as follows:
1.Consent to Sublease.
(a)    Subject to the terms and conditions of this Sublease Consent, Master Landlord hereby consents to the Sublease for the Sublease Premises. Nothing in this Sublease Consent or in the Sublease shall be deemed a waiver by Master Landlord of any right that it may have to terminate or amend the Master Lease pursuant to the terms thereof or as otherwise may be agreed upon by Master Landlord and Sublandlord. The foregoing consent shall not operate as approval or ratification by Master Landlord of any of the expressed or implied provisions of the Sublease and Master Landlord shall not be bound by or estopped in any way by the provisions of the Sublease. This Consent shall not be construed or implied to be a consent to any other matter for which Master Landlord’s consent is required under the Master Lease, including, without limitation, any Alterations under Section 6.03 of the Master Lease or any signage under Section 17.15 of the Master Lease.
(b)    Pursuant (and subject) to the terms of Section 11.01 of the Master Lease, Sublandlord shall reimburse Master Landlord upon demand for its reasonable costs and expenses,

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

including attorneys’ fees, incurred by Master Landlord in connection with the proposed Sublease and this Consent is expressly conditioned on such payment timely being made.
(c)    This Consent to Sublease shall in no way release Sublandlord or any person or entity claiming by, through or under Sublandlord from any of its covenants, agreements, liabilities and duties under the Master Lease (including, without limitation, all indemnification and insurance obligations), as the same may be amended from time to time, without respect to any provision to the contrary in the Sublease.
(d)    Sublandlord shall be liable to Master Landlord for any default under the Master Lease, whether such default is caused by Sublandlord or Subtenant or anyone claiming by or through either Sublandlord or Subtenant, but the foregoing shall not be deemed to restrict or diminish any right which Master Landlord may have against Subtenant pursuant to the Master Lease, in law or in equity for violation of the Master Lease or otherwise, including, without limitation, the right to enjoin or otherwise restrain any violation of the Master Lease by Subtenant.
2.    Sublease Subordinate. The Sublease is and shall be at all times subject and subordinate to the Master Lease. Nothing in this Sublease Consent shall be construed to amend or waive any of the provisions, covenants or conditions in the Master Lease.
3.    Sublease Consent to Govern. In the case of any conflict between the provisions of this Sublease Consent and the provisions of the Sublease or the Master Lease, the provisions of this Sublease Consent shall prevail as between Master Landlord and Sublandlord or as between Master Landlord and Subtenant.
4.    Further Transfers. Any further or additional sublease, assignment, termination or other transfer of any interest in the Sublease or the Sublease Premises shall require the prior written consent of Master Landlord pursuant to, and to the extent required, by the terms and conditions of the Master Lease.
5.    Master Landlord Not Party to Sublease. Master Landlord shall not by reason of this Sublease Consent (a) be bound by or become a party to the Sublease or have any obligation to Subtenant to provide the services or utilities to be provided to Sublandlord pursuant to the terms of the Master Lease, (b) be deemed to have accepted the attornment of Subtenant, or (c) be deemed liable to Subtenant (x) for any failure of Sublandlord to perform or observe Sublandlord’s obligations under the Sublease, or (y) in connection with the Sublease Premises. Notwithstanding anything to the contrary contained in the Sublease, Master Landlord shall have no obligation (i) to Sublandlord in connection with the Sublease, or (ii) to Subtenant in connection with the Sublease Premises, the Sublease or the Master Lease. Subtenant shall have no right, and there shall not be vested in Subtenant any right, to exercise rights of first refusal, options, or other similar expansion or preferential rights, if any, given to Sublandlord as the tenant under the Master Lease. Nothing in the Sublease, this Sublease Consent or otherwise shall be deemed to be an express or implied agreement on the part of Master Landlord to recognize or allow the Sublease to continue beyond any termination of the Master Lease. The parties hereto acknowledge and agree that the Sublease shall terminate (to the extent it has not already done so) upon the expiration or earlier termination of the Master Lease for any reason whatsoever.

2

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

6.    Indemnity. The indemnity and defense obligations set forth in Section 7.07(a) of the Master Lease and incorporated into the Sublease through the terms of Section I 2 thereof, shall apply with equal force and for the benefit of Master Landlord. If any action or proceeding is brought against Master Landlord by reason of any such matter, upon notice from Master Landlord, Subtenant shall defend the same with legal counsel reasonably acceptable to Master Landlord and at Subtenant’s sole expense. The obligations of Subtenant under this paragraph 6 shall survive any termination of the Sublease or the Master Lease.
7.    Assignment of Rent and Default.
(a)    Assignment of Rent. Sublandlord hereby irrevocably assigns and transfers to Master Landlord all of Sublandlord’s interest in the Monthly Rent and additional rent payable by Subtenant under the Sublease, subject however, to the terms of paragraph 7(b) below and subject to the rights of Master Landlord’s lenders pursuant to any subordination, non-disturbance and attornment agreement now or hereafter existing between Master Landlord and such lender(s).
(b)    License to Collect Sublease Rents. Master Landlord, by executing this Sublease Consent, agrees that during any period of time when there is no default by Sublandlord under the Master Lease (after notice and the expiration of the applicable cure period in the Master Lease), Sublandlord may receive, collect and enjoy the Monthly Rent and additional rent accruing under the Sublease. However, if Sublandlord shall default under the Master Lease (after notice and the expiration of the applicable cure period in the Master Lease), then Master Landlord may, at its option and in addition to all other rights and remedies available under the Master Lease, at law or in equity, receive and collect, directly from Subtenant, all Monthly Rent and additional rent (as these terms are defined in the Sublease) owing or thereafter becoming due under the Sublease during the period of time in which there exists such uncured failure by Sublandlord.
(c)    Authorization to Direct Sublease Payments. Sublandlord hereby irrevocably authorizes and directs Subtenant to pay to Master Landlord Monthly Rent and additional rent which is due and unpaid as of any date on or after the delivery by Master Landlord of a written notice (“Payment Notice”) demanding payment of Monthly Rent and additional rent and stating that a default exists (after notice and the expiration of the applicable cure period in the Master Lease) in the performance or observance of Sublandlord’s obligations under the Master Lease. Sublandlord agrees that Subtenant shall have the right to rely upon any such Payment Notice from Master Landlord, and that Subtenant shall pay Monthly Rent and additional rent to Master Landlord without any obligation or right to inquire as to whether such default exists and notwithstanding any notice or claim from Sublandlord to the contrary. Sublandlord shall have no right or claim against Subtenant for any such Monthly Rent and additional rent so paid by Subtenant to Master Landlord.
(d)    Additional Provisions. Subtenant shall provide to Sublandlord concurrently with any payment to Master Landlord reasonable evidence of such payment. Any sums paid directly by Subtenant to Master Landlord in accordance with this paragraph 7 shall be credited toward amounts payable by Subtenant to Sublandlord under the Sublease and Master Landlord shall credit such amounts towards the rent or damages due from Sublandlord under the Master Lease. Any sums paid directly by Subtenant to Master Landlord pursuant to this Section 7(d) in excess of those owed by Sublandlord to Master Landlord shall be promptly paid to Sublandlord.

3

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

(e)    No Liability to Subtenant. Master Landlord shall not, by reason of the foregoing provisions of this paragraph 7 or by exercising its rights to direct and accept payments from Subtenant (i) be bound by or become a party to the Sublease, (ii) be deemed to have accepted the attornment of Subtenant, or (iii) be deemed liable to Subtenant for any failure of Sublandlord to perform and comply with Sublandlord’s obligations under the Sublease.
8.    Insurance; Waiver of Subrogation.
(a)    Subtenant shall name Master Landlord and Sublandlord and their respective lenders identified to Subtenant as “additional insured” on all liability policies carried by Subtenant with respect to the Sublease Premises.
(b)    Master Landlord, Sublandlord and Subtenant (each, a “Waiving Party”) hereby release and relieve the others (each, a “Released Party”), and each Waiving Party hereby waives its entire right of recovery against each Released Party, for Joss or damage to property arising out of or incident to perils which are required to be insured against by the Waiving Party pursuant to the terms of the Master Lease and/or Sublease, which perils occur on or about the Sublease Premises, whether due to the negligence of any of them, or their respective agents, employees contractors and/or invitees. Notwithstanding the foregoing, nothing herein shall be deemed to affect the obligation of Sublandlord to reimburse Master Landlord for the amount of any deductible portion of Master Landlord’s insurance policy pursuant to the terms of the Master Lease. Each Waiving Party shall give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Sublease Consent and shall obtain from their respective insurance carriers a waiver of the rights of subrogation.
9.    Brokerage Commissions. Sublandlord shall indemnify, defend, protect and hold harmless Master Landlord from any claim or liability arising out of any assertion by any real estate finder, agent or broker that a commission or fee is due and payable in connection with the transactions contemplated by the Sublease.
10.    Representations Regarding Consideration. Sublandlord and Subtenant each represents and warrants that the Sublease sets forth the true accurate and full amount of all consideration to be received, directly or indirectly, by Sublandlord and furnished, directly or indirectly, by Subtenant in connection with the Sublease and this Sublease Consent is conditioned on the truth of said representation and warranty.
11.    Proof of Insurance, Estoppel Certificates, SNDAs, Easements and Modifications. As part of the consideration for Master Landlord’s consent hereunder, Subtenant agrees that the obligations of Sublandlord set forth in Master Lease Sections 7.05 (Proof of Insurance), 15.01 (Estoppel Certificates), 17.13 (SNDA), 17.18 (Easements) and 17.22 (Lender Required Modifications) are incorporated herein by this reference as obligations owed hereunder to Master Landlord by Subtenant (in addition to being owed to Sublandlord as obligations under the Sublease), and Subtenant agrees to deliver the (i) proof of insurance, (ii) Estoppel Certificate, (iii) subordination, non-disturbance and attornment agreements, (iv) easements, rights, dedications, parcel maps, conditions, covenants and restrictions, or (v) modifications required by lenders within ten (10) days after Master Landlord requests same, with copies to Sublandlord. Notwithstanding

4

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

the foregoing, Subtenant shall not be required to obtain coverage in excess of that set forth in the Sublease. Each of Subtenant’s obligations owed to Master Landlord under this paragraph 11 is also hereby agreed to be an obligation of Subtenant owed to Sublandlord under the Sublease and, if not timely performed, a breach under the Sublease.
12.    Notice From Sublandlord. Sublandlord shall provide written notice to Master Landlord within five (5) business days after the occurrence of any termination of the Sublease prior to the expiration of the Sublease term.
13.    Attorneys’ Fees. In the event that any legal action or proceeding, including, without limitation, arbitration and declaratory relief, is commenced for the purpose of enforcing or seeking a declaration of any rights or remedies pursuant to this Sublease Consent, the prevailing party or parties shall be entitled to recover from the non-prevailing party or parties reasonable attorneys’ fees, as well as costs of suit, in such action or proceeding, whether or not such action is prosecuted to final judgment.
14.    Miscellaneous Provisions.
(a)    Sublandlord and Subtenant each agrees not to amend, modify, supplement, or otherwise change in any respect the Sublease (“Amendment”) without the prior written consent of Master Landlord which shall not be unreasonably withheld from Sublandlord. Any amendment, modification, supplement, or change to the Sublease not in accordance with this subparagraph shall be void.
(b)    This Sublease Consent contains the final expression and entire agreement as well as a complete and exclusive statement of that agreement among the parties hereto regarding the matters which are the subject of this Sublease Consent and shall not be contradicted by any prior agreement or contemporaneous oral agreement. The terms, covenants and conditions of this Sublease Consent shall apply to and bind the permitted heirs, successors, assigns, executors and administrators of all the parties hereto. The parties hereto acknowledge and agree that no rule of construction, to the effect that any ambiguities are to be resolved against the drafting party, shall be employed in the interpretation of this Sublease Consent. If any provision of this Sublease Consent is determined to be illegal or unenforceable, such determination shall not affect any other provisions of this Sublease Consent and all such other provisions shall remain in full force and effect.
(c)    Each party hereto certifies to each of the other parties that no voluntary or involuntary petition under the Bankruptcy Code (11 U.S.C. §§ 101 et seq.) has been filed by or against it and that it is not presently entitled to relief under the Bankruptcy Code.
(d)    By signing this Sublease Consent, each person signing this Sublease Consent on behalf of an entity party certifies that he or she is authorized to execute this Sublease Consent and to bind his or her respective party to the terms of this Sublease Consent, and that all corporate or other entity action necessary to authorize the execution of this Sublease Consent by each respective party has been taken and is presently in force and effect.

5

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

(e)    This Sublease Consent may be executed in any number of counterparts, each of which shall be deemed an original, and when taken together they shall constitute one and the same Sublease Consent.
(f)    Sublandlord (but not Subtenant) waives any requirement under California unlawful detainer statutes or otherwise that Master Landlord name or serve Subtenant with any default notice given under the Master Lease or to name or make Subtenant a party to any eviction proceedings. Master Landlord may seek and recover possession of the Premises from Sublandlord pursuant to the terms of the Master Lease (including the Sublease Premises) without recovering possession from Subtenant. Conversely, to the extent Master Landlord deems it necessary or appropriate to name and/or serve Subtenant with notice and/or to make Subtenant a party to such proceedings, the same shall not be deemed a violation of any duty owed by Master Landlord to Subtenant and upon forfeiture of the Master Lease pursuant to such proceedings, the Sublease shall also be forfeited.
(g)    Nothing in this Sublease Consent shall be deemed a consent by Master Landlord to any change of any nature in the size or location of the Sublease Premises (whether increase, decrease, different Building(s) or floors or otherwise) notwithstanding anything in the Sublease. Any such change shall require the prior written consent of Master Landlord, which will not be unreasonably withheld or delayed.
(h)    Subtenant shall comply with all of Master Landlord’s security and access requirements in connection with Subtenant’s use of the Sublease Premises and surrounding Premises.
15.    Notices. All notices required, authorized or permitted by this Consent to Sublease or applicable law shall be in writing and (i) may be delivered in person (by hand or courier), (ii) may be served by any of the methods authorized by California Code of Civil Procedure, Section 1162, or (iii) may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail or other nationally-recognized overnight courier, with postage prepaid and shall be deemed given on the date delivered or, if delivery is attempted but fails, on the first date delivery was attempted but refused or prevented by absence of a party, locked door or other physical barrier. Any party hereto may by written notice to the other specify a different address for notice.

Master Landlord:	With a courtesy copy to:

395 Page Mill LLC	Sheppard Mullin Richter & Hampton LLP
c/o Jay Paul Company	Four Embarcadero Center, 17th Floor
Four Embarcadero Center, Suite 3620	San Francisco, California 94111
San Francisco, California 94111	Attn: Doug Van Gessel

6

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

Sublandlord:

Cloudera, Inc.	Cloudera, Inc.
395 Page Mill Road	395 Page Mill Road
Pal o Alto, California 94304	Palo Alto, California 94304
Attn: Jim Frankola	Attn: David Middler

Subtenant:

Machine Zone, Inc.
2225 E. Bayshore Road, Ste. 200
Palo Alto, California 94304
Attn: General Counsel

7

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

IN WITNESS WHEREOF, Master Landlord, Sublandlord and Subtenant have executed this Sublease Consent as of the day and year first hereinabove written.

“MASTER LANDLORD”

395 PAGE MILL LLC,
a Delaware limited liability company

By:	/s/ Philip A. Verinsky
Philip A. Verinsky
(type or print name)
Its:	Vice President

“SUBLANDLORD”

CLOUDERA INC.,
a Delaware corporation

By:	/s/ Jim Frankola
Jim Frankola
(type or print name)
Its:	CFO

“SUBTENANT”

MACHINE ZONE, INC.,
a Delaware corporation

By:	/s/ Victoria Valenzuela
Victoria Valenzuela
(type or print name)
Its:	General Counsel

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

EXHIBIT A
COPY OF SIGNED SUBLEASES

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

SUBLEASE
THIS SUBLEASE, dated for reference purposes as of September 12, 2016 (“Sublease”), is entered into by and between CLOUDERA, INC., a Delaware corporation (“Sublandlord”), and MACHINE ZONE, INC., a Delaware corporation (“Subtenant”).
RECITALS
A.    Sublandlord, as tenant, entered into that certain Triple Net Space Lease, dated as of August __, 2016 (“Master Lease”), with 395 PAGE MILL LLC, a Delaware limited liability company (“Landlord”), for the lease of the office building located at 395 Page Mill Road, Palo Alto, California 94306, comprising approximately 224,852 square feet of rentable area (the “Premises”).
B.    Subject to the terms and conditions of this Sublease, Subtenant desires to sublease from Sublandlord, and Sublandlord desires to sublease to Subtenant, a portion of the Premises as specified herein.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the parties, Sublandlord and Subtenant hereby agree as follows:
1.Sublease.
1.1    Subleased Premises; Measurement. Subject to the receipt of the Consent (as defined in Section 1.2 below), Sublandlord hereby subleases to Subtenant, and Subtenant hereby subleases from Sublandlord, the following premises: (a) approximately 57,703 rentable square feet on the second floor of the Premises, (b) approximately 35,067 rentable square feet located in Suite 100 on the first floor of the Premises, and (c) approximately 12,082 rentable square feet adjacent to the gymnasium on the first floor of the Premises, for an aggregate of approximately 104,852 rentable square feet, as more particularly depicted on Exhibit A attached hereto (together, the “Subleased Premises”). The exact square footage of the Subleased Premises will be confirmed by Sublandlord’s architect taking into account the load factor and shared areas (i.e. gymnasium and multi-purpose/auditorium room). At such time as the final square footage of the Subleased Premises has been determined, Sublandlord and Subtenant shall execute an amendment to this Sublease, prepared by Sublandlord’s counsel, in order to amend Section 3 below and any other terms which may be affected by such calculation. In addition to the foregoing, Subtenant shall have the right to use in common with Sublandlord all other Common Areas of the Premises, including, without limitation, the first floor lobby of the Premises, the gymnasium and the multi-purpose/auditorium room; provided, however, Subtenant shall pay its Pro Rata Share (as defined below) of any incidental operating expenses incurred by Sublandlord for the janitorial service, maintenance or towel service, as applicable, for the general operation of the gymnasium and multi-purpose/auditorium room, and shall pay for any costs and expenses incurred directly on behalf of Subtenant for its sole use thereof. Notwithstanding the foregoing, to the extent that Subtenant elects not to use the gymnasium or the multi-purpose/auditorium room, Subtenant shall not pay its Pro Rata Share of any incidental

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

operating expenses for the gymnasium or multi-purpose/auditorium room, nor will Subtenant be charged for any equipment or set-up costs associated with outfitting the gymnasium or the multi-purpose/auditorium room.
1.2    Consent. This Sublease and Subtenant’s and Sublandlord’s obligations hereunder are expressly conditioned upon the execution by Landlord of a written consent to this Sublease, with such modifications as may be required by Landlord and as are reasonably acceptable to Sublandlord and Subtenant (“Consent”). Sublandlord shall promptly comply with all of the terms of the Master Lease applicable to such Consent, including the payment of any fees required in connection therewith, and the requirement to promptly submit a request for the Consent a second time if Landlord shall have failed to respond to the first request for the Consent. Subtenant shall promptly deliver to Sublandlord any information reasonably requested by Landlord in connection with Landlord’s approval of this Sublease. In the event Landlord fails to execute and deliver the Consent by December 31, 2016 (subject to force majeure and which period may be extended by Sublandlord day-for-day if Subtenant delays in providing any reasonable information, signatures or documents required by Landlord in connection with providing its consent), Subtenant and Sublandlord shall each have the right to cancel this Sublease by giving written notice of such cancellation to the other party at any time during such period (as the same may be extended pursuant to this Section 1.2) and prior to receipt of the fully executed Consent, whereupon Sublandlord shall promptly refund to Subtenant all amounts previously paid by Subtenant to Sublandlord in connection with this Sublease and thereafter neither party shall have any further rights or obligations hereunder.
2.    Term; Early Access Period.
2.1    Subject to the Early Access Period (as defined below), Sublandlord shall deliver to Subtenant the Subleased Premises on the date that is the last to occur of (i) July 1, 2017, (ii) the date the Consent is fully executed and delivered to Subtenant, or (iii) the date that possession of the Subleased Premises is delivered to Subtenant, which shall occur no more than two (2) business days after the date that the Premises is delivered by Landlord to Sublandlord in accordance with the Master Lease (the “Commencement Date”). The term of this Sublease (the “Term”) shall end on the date that is sixty (60) months thereafter, but in no event later than the expiration of the Master Lease (the “Expiration Date”), unless sooner terminated pursuant to any provision hereof. Subtenant has no right to retain possession of the Subleased Premises or any part thereof beyond the expiration or earlier termination of this Sublease or the Master Lease. If for any reason whatsoever, Sublandlord fails to timely deliver the Subleased Premises to Subtenant, this Sublease shall not be void or voidable, nor shall Sublandlord, or Sublandlord’s agents be liable to Subtenant for any loss or damage resulting therefrom, except as expressly set forth in this Sublease.
2.2    From and after the date that the Consent is fully executed and delivered, if Sublandlord has gained early access to the Premises in accordance with the Master Lease, and provided that Subtenant has not committed a default under this Sublease (beyond any applicable notice and cure period provided for herein), Subtenant and Subtenant’s invitees may enter the Subleased Premises, at Subtenant’s sole risk, in order to install in the Subleased Premises its furnishings, equipment, cabling and perform general business set-up, subject to the other terms of this Sublease, and for construction of the Subtenant’s Improvements (as defined below) (the “Early

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

Access Period”). For the avoidance of doubt, the Early Access Period shall commence no later than two (2) business days after Sublandlord has gained early access to the Premises in accordance with the Master Lease, and any work conducted by Subtenant during such period shall not interfere with any work being performed to the Premises by Landlord or Sublandlord. Prior to any entry by Subtenant pursuant to this Section 2.2, Subtenant shall have first furnished evidence of all insurance required hereunder and under the Master Lease. Subtenant’s use of the Subleased Premises during the Early Access Period shall be subject to all of the terms and conditions of this Sublease and the Master Lease excluding the obligation to pay Monthly Base Rent or Subtenant’s Pro Rata Share (as defined below) of Operating Expenses, Insurance Expenses or Real Estate Taxes.
3.    Subtenant’s Rent Payment Obligations.
3.1    Monthly Base Rent. Commencing on the Commencement Date, Subtenant shall pay to Sublandlord monthly base rent for the Subleased Premises (“Monthly Base Rent”) in accordance with the table below (“Base Rent Schedule”). Rent for any partial months shall be prorated based on the formula set forth in Section 4.01 of the Master Lease.

Period	Approximate Rentable Square Feet of Subleased Premises	Rent per Rentable Square Foot	Monthly Base Rent for Subleased Premises
Month 1 - Month 12	104,852	$7.25	$760,177.00
Month 13 - Month 24	104,852	$7.47	$783,244.44
Month 25 - Month 36	104,852	$7.69	$806,311.88
Month 37 - Month 48	104,852	$7.92	$830,427.84
Month 49 - Month 60	104,852	$8.16	$855,592.32
3.2    Abated Rent. Notwithstanding anything herein to the contrary, Sublandlord and Subtenant acknowledge and agree that Subtenant shall not pay Monthly Base Rent or Subtenant’s Pro Rata Share of Operating Expenses, Insurance Expenses or Real Estate Taxes for the Subleased Premises (expressly excluding any applicable utility or janitorial costs provided to the common areas of the Premises or to the Subleased Premises and not otherwise separately paid for by Subtenant) for the first two (2) months of the Term hereof commencing on the Commencement Date (the “Base Rent Abatement Period”); provided, however, that if, at any time during the Term hereof, Subtenant is in default under the terms of this Sublease (beyond any applicable notice and cure periods provided for herein), Sublandlord’s agreement to waive the Monthly Base Rent and Subtenant’s Pro Rata Share of Operating Expenses, Insurance Expenses and Real Estate Tax payments as specified in this Section 3.2 during the Base Rent Abatement Period shall be immediately revoked without further notice to Subtenant. In the event of a default by Subtenant under this Sublease (beyond any applicable notice and cure period provided for herein), in addition

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

to all other remedies in connection therewith, Sublandlord shall have the right to demand immediate payment of any and all Base Rent which would have been due and payable in accordance with this Sublease absent the waiver contained in this Section 3.2.
3.3    Advanced Payment of Base Rent; Payment of Monthly Base Rent. Within two (2) business days after Landlord’s execution and delivery of the Consent, Subtenant shall deliver to Sublandlord (a) an amount equal to $760,177.00, which amount shall be applied to the Base Rent for the third month of the Term, and (b) an amount equal to $100,657.92, which amount shall be applied to Subtenant’s Pro Rata Share of Operating Expenses, Insurance Expenses and Real Estate Taxes for the third month of the Term. In consideration of the Base Rent Abatement Period and the foregoing, Subtenant shall commence paying Monthly Base Rent to Sublandlord for the Subleased Premises on the first day of the third month of the Term hereof. Monthly Base Rent shall be paid without deduction or offset on the first day of each month of the Term from and after the first day of the second month of the Term. If the Term does not begin on the first day of a calendar month or end on the last day of a calendar month, the monthly Base Rent for any such partial month shall be prorated by multiplying the monthly Base Rent by a fraction, the numerator of which is the number of days of the partial calendar month included in the Term and the denominator of which is the total number of days in the full calendar month. All Rent (as defined below) shall be payable in lawful money of the United States to Sublandlord at the address stated herein or to such other persons or at such other places as Sublandlord may designate in writing.
3.4    Operating Expenses, Insurance Expenses, Real Estate Taxes.
3.4.1    Subtenant shall, during the term of this Sublease, pay Subtenant’s Pro Rata Share (defined below) of Operating Expenses, Insurance Expenses and Real Estate Taxes with respect to the Subleased Premises in accordance with the Master Lease. For purposes of this Sublease, (a) Landlord has provided Sublandlord with an estimate of the monthly Operating Expenses, Insurance and Real Estate Taxes (excluding utilities and janitorial service) for the Subleased Premises in an amount equal to $100,657.92 (subject to change in accordance with the Master Lease and this Sublease), and (b) as used herein, the term “Subtenant’s Pro Rata Share” shall be equal to the total rentable square footage of the Subleased Premises (when the actual square footage of the Subleased Premises has been finally determined pursuant to Section 1 above) as compared with the total square footage of the Premises. By way of illustration only, the Subleased Premises comprises approximately 104,852 rentable square feet and the Premises comprises 224,852 rentable square feet, as a result, Subtenant’s Pro Rata Share would be calculated as follows: 104,852/224,852 = 46.70%.
3.4.2    Notwithstanding anything contrary set forth in the Master Lease, Subtenant may, at Subtenant’s sole discretion, cost and expense, contract with a reputable janitorial services company for the provision of janitorial service within the Subleased Premises.
Should Subtenant elect to hire a separate janitorial services company, Sublandlord shall not charge or pass-through to Subtenant as an Operating Expense janitorial service for the Subleased Premises.
3.5    Rent. As used in this Sublease, the term “Rent” shall mean, collectively, Monthly Base Rent for the Subleased Premises, Subtenant’s Pro Rata Share of Operating Expenses,

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Insurance Expenses and Real Estate Taxes, and all other sums payable by Subtenant to Sublandlord under this Sublease, whether or not expressly designated as “rent”, all of which are deemed and designated as rent pursuant to the terms of this Sublease, except as expressly set forth in this Sublease. Notwithstanding the foregoing, “Rent” under this Sublease shall not include, and Subtenant shall have no responsibility or liability for (i) the payment of any cost, expense, and/or charge arising from Sublandlord’s breach of the Master Lease, or (ii) costs arising from Sublandlord’s failure to perform any condition or obligation under the Master Lease.
4.    Utilities and Services. Subject to the terms of the Master Lease, should the Subleased Premises be separately metered for water, electricity, natural gas or other utilities serving the Subleased Premises, all such utilities used by Subtenant in the Subleased Premises (e.g., water, electricity and natural gas, as applicable) shall be paid for by Subtenant by separate charge billed by the applicable utility company and payable directly by Subtenant. Should the Subleased Premises not be separately metered, Subtenant shall pay Subtenant’s Pro Rata Share of any such utilities and services billed to Sublandlord but provided to the Subleased Premises, but specifically excluding any charges incurred by Sublandlord’s excessive (more than standard building usage) and excess use of the same. Utility service to the Subleased Premises may be furnished by one or more companies. Landlord shall have the exclusive right to reasonably designate any company providing utility service to the Subleased Premises. Any utilities paid for directly by Subtenant shall not be included as Operating Expenses and, accordingly, shall not be passed-through for payment by Subtenant. Each of Sublandlord and Subtenant shall be responsible for paying for the actual cost of any excess utility consumption by such party with respect to their portion of the Premises, such payments to be based on Sublandlord’s reasonable estimate of the actual costs therefor, or, at Sublandlord or Subtenant’s option, a submeter or similar device to measure such usage (with the cost of said device to be shared 50/50). Notwithstanding anything to the contrary specified in the Master Lease or this Sublease, Subtenant shall not install equipment of any kind or nature whatsoever nor engage in any practice or use which will necessitate any changes, replacements or additions to, or in the use of, the water system, heating system, plumbing system, air conditioning system, electrical system, floor load capacities, or other mechanical or structural system of the Subleased Premises or the Premises, unless otherwise permitted under the Master Lease and in such case in accordance with the terms thereof.
5.    Letter of Credit.
5.1    Within two (2) business days after Subtenant’s execution and delivery of this Sublease to Sublandlord, Subtenant shall deposit with Sublandlord an irrevocable standby letter of credit (the “Letter of Credit”) in substantially the same form as Exhibit C attached hereto in an amount equal to [***]. Sublandlord hereby approves of Comerica Bank as an issuing bank for the Letter of Credit. The Letter of Credit shall be held by Sublandlord as security for the faithful performance by Subtenant of all the provisions of this Sublease to be performed or observed by Subtenant. For purposes of this Sublease, Sections 4.07(b), (c) and (e) of the Master Lease shall apply to the rights and obligations of the parties with respect to the Letter of Credit.
5.2    On the third anniversary of the Commencement Date of this Sublease, and provided that Subtenant has not committed a default hereunder or under the Master Lease that has

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not been cured within the applicable cure period, the Letter of Credit shall be reduced to an amount equal to six (6) months’ of the then existing Base Rent.
5.3    On the fourth anniversary of the Commencement Date of this Sublease, and provided that Subtenant has not committed a default hereunder or under the Master Lease that has not been cured within the applicable cure period, the Letter of Credit shall be reduced to an amount equal to four (4) months’ of the then existing Base Rent.
6.    Right of First Offer. For purposes of this Sublease, “ROFO Space” shall mean any space located in the Premises. The rights with respect to the ROFO Space specified herein are and shall be personal to Subtenant and shall not be transferred or assigned by Subtenant or inure to the benefit of any party other than the Subtenant. So long as Subtenant is not then in default under this Sublease, prior to entering into a sublease of any ROFO Space, Sublandlord shall give Subtenant a notice (the “ROFO Notice”) identifying (i) the location and rentable square footage of the ROFO Space that Sublandlord desires to sublease (the “Actual ROFO Space”) and (ii) the terms (the “ROFO Sublease Proposal”) for the sublease transaction that Sublandlord proposes to sublease the Actual ROFO Space including (x) the term (including commencement and expiration dates) for which Sublandlord proposes to sublease the Actual ROFO Space, and (y) the base rent upon which Sublandlord proposes to sublease the Actual ROFO Space (including any fixed and/or indexed adjustments and escalations in “base rent”). For a period of ten (10) business days following Sublandlord’s delivery of the ROFO Notice (the “ROFO Exercise Period”), Subtenant shall have the right to exercise its right to sublease the Actual ROFO Space designated in the ROFO Notice upon all of the terms set forth in the ROFO Sublease Proposal (or on such terms as otherwise agreed upon by Sublandlord and Subtenant), and, except as otherwise herein provided, on the other terms and conditions set forth in the ROFO Notice and this Sublease to the extent the terms of this Sublease do not conflict with the terms of the ROFO Notice. If the terms of this Sublease conflict with the terms of the ROFO Notice, then the terms of the ROFO Notice shall apply with respect to only the Actual ROFO Space identified in the applicable ROFO Notice. The terms and provisions contained in a ROFO Notice shall not apply to any other ROFO Notice or any other ROFO Space unless and only to the extent expressly provided in such other ROFO Notice. Subtenant may only exercise its right to sublease the Actual ROFO Space by written notice given to Sublandlord prior to the expiration of the ROFO Exercise Period, and a failure to give written notice of the exercise of such right prior to the expiration of the ROFO Exercise Period shall constitute an election not to exercise such right with respect to such Actual ROFO Space. Promptly after Subtenant’s exercise of its option with respect to the Actual ROFO Space pursuant to this Section 6, Sublandlord shall, in accordance with the Master Lease, notify Landlord of its intent to sublease the Actual ROFO Space to Subtenant. Upon receipt of Landlord’s written consent to Subtenant’s subleasing the Actual ROFO Space, Sublandlord shall prepare an amendment to this Sublease, in a form reasonably satisfactory to Sublandlord and Subtenant, to incorporate the Actual ROFO Space into the Subleased Premises and to reflect changes in the size of the Subleased Premises, Base Rent, Subtenant’s Pro Rata Share and any other mutually agreed upon terms, due to the addition of the Actual ROFO Space. The parties shall execute such amendment within thirty (30) days after Sublandlord’s delivery of such amendment to Subtenant. Unless otherwise expressly provided in the ROFO Notice, Subtenant shall not be entitled to receive, and Sublandlord shall not be obligated to provide, any construction allowance for any ROFO Space, and Subtenant shall accept the Actual ROFO Space

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on the date upon which Sublandlord delivers possession thereof to Subtenant in its “as-is” condition, without any representation, allowance or build-out from Sublandlord with respect to the improvement or condition thereof, except to the extent otherwise expressly provided in a ROFO Notice. Should Sublandlord deliver a ROFO Notice to Subtenant on or before the date that is nine (9) months after the Commencement Date, the material business terms contained in this Sublease (including, but not limited to, Base Rent schedule, rent abatement period, expiration date, and tenant improvement allowance) shall be included in such ROFO Notice. Should Landlord deliver a ROFO Notice to Subtenant at any time after the nine (9) month anniversary of the Commencement Date of this Sublease through the Expiration Date, the base rent payable for the Actual ROFO Space shall be equal to the base rent, on a cost per square foot and periodic basis set forth on the Base Rent Schedule (e.g, if the commencement date of the term for the Actual ROFO Space is between months 25 and 36 of the term of this Sublease, the base monthly rent shall be $7.69 per square foot and shall increase on a periodic basis in the manner set forth on the Base Rent Schedule). If Subtenant does not exercise (or is deemed to have elected not to exercise) its option to sublease the Actual ROFO Space prior to the expiration of the ROFO Exercise Period, then Sublandlord may proceed to lease the Actual ROFO Space on the same terms set forth in the ROFO Notice.
7.    Parking. Subtenant shall have the right, at no cost to Subtenant during the Term hereof, to use Subtenant’s Pro Rata Share of parking spaces within the Parking Facilities (estimated at 317, which represents Subtenant’s Pro Rata Share of 680 parking spaces provided to Sublandlord pursuant to the Master Lease), including any additional parking spaces if the Parking Facilities are increased. Such parking spaces may be reasonably adjusted by Sublandlord based on the determination of the actual square footage of the Subleased Premises, if applicable. At any time during the Term hereof, Sublandlord shall have the right to institute valet parking for all or a portion of the parking spaces referenced herein. Should Sublandlord institute such valet parking for the benefit of both Sublandlord and Subtenant, Subtenant shall pay its Pro Rata Share of the costs and expenses therefor on a monthly basis in accordance with the terms hereof. In addition to the foregoing, Subtenant shall have the right, at no cost to Subtenant during the Term hereof, to use its Pro Rata Share of bicycle parking on or about the Premises. Notwithstanding the foregoing and for the avoidance of doubt, any Charging Stations which Sublandlord may install within the Parking Facilities shall be exclusive to Sublandlord and Subtenant shall have no right to use such Charging Stations at any time during the Term hereof. Should Subtenant elect, in accordance with the Master Lease and subject to Landlord’s approval rights contained therein, to install additional electronic charging stations within the Parking Facilities for Subtenant’s exclusive use, Subtenant may install five (5) such charging stations providing power to ten (10) parking spaces within the Parking Facilities as set forth on Exhibit D attached hereto, shall be the same make/model as the Charging Stations installed by Sublandlord, shall be installed in the area specified by Landlord and Sublandlord and, so long as these conditions are satisfied, Sublandlord shall reasonably consent to such installation. Sublandlord reserves the right to require that the charging stations installed by Subtenant be separately metered, with the installation cost of such separate meter(s) and the cost of the electricity being provided to such charging stations to be borne solely by Subtenant.

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8.    Use and Occupancy.
8.1    Use. The Subleased Premises shall be used and occupied by Subtenant in accordance with the Permitted Use specified in the Summary of Basic Lease Information of the Master Lease and Article V of the Master Lease and for no other purpose.
8.2    Compliance with Master Lease.
8.2.1    Subtenant agrees that it will occupy the Subleased Premises in accordance with the terms of the Master Lease and will not knowingly suffer to be done or omit to do any act which may result in a violation of or a default under any of the terms and conditions of the Master Lease, or render Sublandlord liable for any damage, charge or expense thereunder, except for (1) any charge or expense attributable to the period prior to or after Subtenant’s occupancy of the Subleased Premises (specifically including, without limitation, any occupancy for the purposes contemplated by Section 2.2 above), (2) any damages, charges and expenses to the extent caused by Sublandlord under the Master Lease excluding damages, charges and expenses to the extent caused by Subtenant under this Sublease, or (3) any damages, charges and expenses arising from the gross negligence or willful misconduct of Sublandlord (the damages, charges and expenses described in the foregoing clauses (1), (2) and (3) are referred to collectively herein as the “Excluded Charges”). Subtenant further covenants and agrees to indemnify Sublandlord against and hold Sublandlord harmless from any claim, demand, action, proceeding, suit, liability, loss, judgment, expense (including reasonable attorneys’ fees and disbursements) and damages of any kind or nature whatsoever arising out of, by reason of, or resulting from, Subtenant’s failure to perform or observe any of the terms and conditions of the Master Lease or this Sublease. Sublandlord covenants and agrees to indemnify Subtenant against, defend and hold Subtenant harmless from any claim, demand, action, proceeding, suit, liability, loss, judgment, expense (including reasonable attorneys’ fees and disbursements) and damages of any kind or nature whatsoever arising out of, by reason of, or resulting from, (i) any acts, omissions or gross negligence of Sublandlord in or about the Subleased Premises (except to the extent caused by Subtenant’s negligence), or (ii) any breach or default by Sublandlord under the Master Lease or this Sublease.
8.2.2    Subtenant agrees that Sublandlord shall not be required to perform any of the covenants, agreements and/or obligations of Landlord under the Master Lease and, insofar as any of the covenants, agreements and obligations of Sublandlord hereunder are required to be performed under the Master Lease by Landlord thereunder, Subtenant acknowledges and agrees that Sublandlord shall be entitled to look to Landlord for such performance. In addition, Sublandlord shall have no obligation to perform any improvements or repairs or any other obligation of Landlord under the Master Lease. Sublandlord shall not be responsible for any failure or interruption, for any reason whatsoever, of the services or facilities that may be appurtenant to or supplied to the Premises by Landlord or otherwise, including, without limitation, heat, air conditioning, ventilation, life-safety, water, electricity, elevator service and cleaning service, if any; and no failure to furnish, or interruption of, any such services or facilities shall give rise to any abatement, diminution or reduction of Subtenant’s obligations under this Sublease, or any liability on the part of Sublandlord unless such failure or interruption is caused by Sublandlord; provided, however, if Sublandlord is entitled to any rent abatement or reduction under the Master Lease, then Subtenant shall be entitled

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to the same rights as Sublandlord under this Sublease with respect to the Subleased Premises. If at any time the Sublandlord is entitled to any rent abatement or reduction under the Master Lease, then Subtenant shall be entitled to the same rights as Sublandlord under this Sublease with respect to the Subleased Premises. Notwithstanding the foregoing, Sublandlord shall use commercially reasonable efforts, as reasonably indicated under the circumstances, to keep the Master Lease in effect, and provided that there is no uncured default hereunder by Subtenant, upon Subtenant’s request to Sublandlord to do so, Sublandlord shall use commercially reasonable efforts to obtain the performance by Landlord of its obligations under the Master Lease and/or to obtain the consent or approval of Landlord of any action Subtenant desires to take that requires such consent or approval; provided, however, if Landlord defaults under the Master Lease or fails to perform any of its obligations under the Master Lease after receipt of written notice from Sublandlord of such failure, Sublandlord shall either institute legal proceedings against Landlord directly, or assign to Sublandlord’s rights under the Master Lease to Subtenant to the extent necessary to permit Subtenant to institute legal proceedings against the Landlord to obtain performance of Landlord’s obligations under the Master Lease. If Sublandlord fails to abide by the provision set forth in the previous sentence, Subtenant shall have the right to take such action and institute legal proceedings in the name of Sublandlord, and for the purpose and to such extent, all rights and remedies of Sublandlord under the Master Lease are hereby conferred upon and assigned to Subtenant. Subtenant hereby waives and releases any right it may have under applicable law to make repairs at Sublandlord’s expense.
8.2.3    Any other provision in this Sublease to the contrary notwithstanding, Subtenant shall pay to Sublandlord as additional Rent hereunder any and all sums which Sublandlord may be required to pay to Landlord under the Master Lease with respect to the Subleased Premises to the extent attributable to the Subtenant.
8.2.4    Sublandlord reserves the right (i) on not less than one business days’ written notice to Subtenant, to inspect the Subleased Premises if Sublandlord has a reasonable suspicion that Subtenant has defaulted under this Sublease, and (ii) following a default by Subtenant (beyond applicable notice and cure periods), to enter upon the Subleased Premises, with reasonable prior notice, and to take such actions or cause such things to be done as may be necessary or appropriate in order to cure any Subtenant default under this Sublease or under the Master Lease.
8.2.5    Subtenant shall have no responsibility or liability for (i) making improvements or alterations to the Subleased Premises in order to comply with changes in laws unless such improvements are necessitated by Subtenant’s alterations or particular use of the Subleased Premises, or (ii) any non-compliance with any laws or requirements that are in existence as of the Commencement Date of this Sublease. In no event shall Subtenant be responsible or liable for any structural improvements or modifications to the Subleased Premises or the Building or any base building upgrades. Subtenant shall have no obligation to repair or restore the Building or the Subleased Premises in the event of any casualty or governmental taking, or the payment of any costs relating to the repair or restoration of the Building as a result of such casualty or taking.
9.    Building Security. Subject to Landlord’s approval rights in the Master Lease, and to Sublandlord’s approval, Subtenant shall have the right to (i) maintain armed security guards

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within each of the entrances to the Subleased Premises at all times (24 hours a day, 7 days a week), and (ii) install security cameras at all entrances to and within the Subleased Premises, all at Subtenant’s cost and expense. Subtenant agrees that such security guards will be fully-insured and employed by a third-party security company, fully insured and bonded.
10.    Improvements; Improvement Allowance. Subtenant shall be entitled to a one- time tenant improvement allowance in the amount of $15.00 per rentable square foot of the Subleased Premises for an aggregate amount of $1,572,780 (assuming 104,852 rentable square feet in the Subleased Premises) (the “Improvement Allowance”) for constructing Subtenant’s improvements in the Subleased Premises (“Improvements”). Unless otherwise specified herein, the Improvement Allowance (and payments relating thereto) and construction and restoration of the Improvements shall be subject to the terms of the Master Lease and Work Letter attached thereto. For the avoidance of doubt, Subtenant shall construct Subtenant’s Improvements in conformance with the Work Letter including, but not limited to, the production and submission of Subtenant’s Construction Drawings and Subtenant’s Approved Working Drawings to Sublandlord for review and approval by Sublandlord and the Architect and, upon receipt of such approval, Sublandlord shall submit same to Landlord for review in conformance with the Work Letter; provided, however, the Improvement Allowance must be used on or before the date that is eleven (11) months after the Commencement Date of this Sublease or any unused portions thereof shall be waived and forfeited as to Subtenant. In addition to the foregoing, if the actual cost of such improvements is less than the amount of the Improvement Allowance, the unused portions thereof shall be forfeited by Subtenant. Subtenant shall pay to Landlord the Construction Management Fee relating to Subtenant’s Improvements (and shall pay Landlord’s reasonable out-of-pocket costs associated therewith should the Management Fee be exceeded by Landlord for its other review costs), together with the reimbursement to Sublandlord of Sublandlord’s reasonable out-of-pocket design review costs in connection with each of the plans and working and construction drawings reviewed by Sublandlord. Subject to the GC Bid and Review Procedures (as defined below), Subtenant shall be required to use the Contractor and the Architect specified in the Work Letter for the design and construction of Subtenant’s Improvements. For purposes of this Sublease the “GC Bid and Review Procedures” shall consist of the following: (a) upon Subtenant’s receipt of each of the bids from the Contractor and the Architect for Subtenant’s Improvements, Subtenant may, in Subtenant’s sole discretion and expense, solicit additional bids for Subtenant’s Improvements from up to two (2) contractors and/or architects as reasonably approved by Sublandlord; (b) at such time as Subtenant receives the additional bids from any such contractor and/or architect, Subtenant shall promptly provide same to Sublandlord for Sublandlord’s review and, so long as the additional bids received from such contractors and/or architects are within fifteen percent (15%), on a cost per square foot basis, of the bids of the Contractor and Architect, the Contractor and Architect shall perform the design and construction of Subtenant’s Improvements. Should the bid from (y) the Contractor exceed the bid received from the other contractors by more than fifteen percent (15%) on a cost per square foot basis or materially extend the timetable proposed by the Contractor, or (z) the Architect exceed the bid received from the other architects by more than fifteen percent (15%) on a cost per square foot basis or materially extend the timetable proposed Architect, Sublandlord and Subtenant shall meet and confer, in good faith, for the purpose of selecting a contractor and/or architect, as applicable, to perform Subtenant’s Improvements reasonably acceptable to Sublandlord and Subtenant.

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11.    Subject to Master Lease. This Sublease is and shall be at all times subject and subordinate to the Master Lease. Subtenant acknowledges that Subtenant has reviewed and is familiar with all of the terms, agreements, covenants and conditions of the Master Lease, and assumes and agrees to be bound thereby. Additionally, Subtenant’s rights under this Sublease shall be subject to the terms of the Consent.
12.    Incorporation of Master Lease. The terms, covenants and conditions of the Master Lease are hereby incorporated into this Sublease as they apply to the Subleased Premises, except as otherwise expressly provided herein. Capitalized terms used herein shall have the meanings given to those terms in the Master Lease, unless otherwise defined herein. The terms, conditions and respective obligations of Sublandlord and Subtenant to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease shall control over the Master Lease. Therefore, for the purposes of incorporation in this Sublease, (1) wherever in the Master Lease the word “Landlord” is used it shall be deemed to mean the Sublandlord herein, (2) wherever in the Master Lease the word “Tenant” is used it shall be deemed to mean the Subtenant herein, and (3) wherever in the Master Lease the words “Lease”, “Premises”, “Rent” or “Term” are used, such terms shall be deemed to mean this Sublease, the Subleased Premises, the Rent hereunder and the Term hereunder, respectively. The time limits contained in the Master Lease for the giving of notices, making of demands or performing of any act, condition or covenant on the part of the tenant thereunder, or for the exercise by the tenant thereunder of any right, remedy or option, are changed for the purposes of incorporation herein by reference by shortening the same in each instance by one (1) day, so that in each instance Subtenant shall have one (1) day less time to observe or perform hereunder than Sublandlord has as the tenant under the Master Lease. Any non-liability, release, indemnity or hold harmless provision in the Master Lease for the benefit of Landlord or Tenant that is incorporated herein by reference shall be deemed to inure to the benefit of Sublandlord and Landlord, on the one hand, and Subtenant, on the other hand, and any other person intended to be benefitted by said provision, for the purpose of incorporation by reference in this Sublease. Any right of Landlord under the Master Lease of access or inspection, any right of Landlord under the Master Lease to do work in the Premises and any right of Landlord under the Master Lease in respect of rules and regulations, which is incorporated herein by reference, shall be deemed to inure to the benefit of Sublandlord, Landlord, and any other person intended to be benefitted by said provision, for the purpose of incorporation by reference in this Sublease.
13.    Modifications. For the purposes of incorporation herein, the terms of the Master Lease are subject to the following additional modifications:
13.1    In all provisions of the Master Lease (under the terms thereof and without regard to modifications thereof for purposes of incorporation into this Sublease) requiring the approval or consent of Landlord, Subtenant shall be required to obtain the approval or consent of both Sublandlord and Landlord.
13.2    In all provisions of the Master Lease requiring Tenant to submit, exhibit to, supply or provide Landlord with evidence, certificates, or any other matter or thing, Subtenant shall

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be required to submit, exhibit to, supply or provide, as the case may be, the same to both Landlord and Sublandlord.
13.3    Sublandlord shall have no obligation to restore or rebuild any portion of the Premises after any damage or destruction or any taking by eminent domain unless otherwise specified in the Master Lease.
13.4    Sublandlord shall have no obligation to maintain any portion of the Premises unless otherwise specified in the Master Lease.
13.5    Sublandlord shall have no obligation to provide utilities or any other services to the Subleased Premises.
13.6    In all provisions of the Master Lease requiring Tenant to designate Landlord as an additional or named insured on its insurance policy, Subtenant shall be required to so designate Landlord and Sublandlord on its insurance policy.
13.7    The right of Subtenant to assign the Sublease or to sub-sublet all or any part of the Subleased Premises shall require the prior written consent of both Landlord and Sublandlord and shall otherwise be subject to and governed by Article XI of the Master Lease. In addition and for the avoidance of doubt, should Subtenant elect to assign the Sublease or subsublet all or any portion of the Subleased Premises, Sublandlord shall have the right to recapture the Subleased Premises in accordance with Section 11.06(a) of the Master Lease; provided, however, that for purposes of this Sublease and exercising Sublandlord’s recapture right, the percentages referenced in such section shall be disregarded in their entirety.
13.8    Exclusions. The following provisions of the Master Lease are NOT incorporated herein:
Master Lease: The following sections contained in the Summary of Basic Lease Information: Effective Date, Commencement Date, Expiration Date, Options(s) to Extend, Base Rent, Tenant’s Share, and Broker; Sections 2.04, 3.01, 3.02, 4.01, 4.02, 4.06, 4.07(a), 4.07(d), 4.07(g), 5.03, the last two sentences of Section 5.06, 17.23, 17.26, Section 2.2(a) of the Work Letter, Schedule 1 to Exhibit D, Schedule 3 to Exhibit D, Exhibit H, Schedule 1 and Schedule 2; except that to the extent of any conflict between the Master Lease and this Sublease then as between Sublandlord and Subtenant the terms of this Sublease shall govern.
14.    Sublandlord’s Representations and Warranties. Sublandlord represents and warrants to Subtenant now and as of the Commencement Date as follows:
14.1    Exhibit B to this Sublease is a true and complete copy of the Master Lease. The Master Lease, as attached as Exhibit B to this Sublease, is in full force and effect and has not been amended or modified.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

14.2    Sublandlord has received no notice of default under the Master Lease, and to its actual knowledge, there exists no fact or circumstance which with the giving of notice or the passage of time or both would constitute a default by Sublandlord under the Master Lease.
14.3    Sublandlord has given no notice of default under the Master Lease and to its actual knowledge, without inquiry, there exists no fact or circumstance which with the giving of notice or the passage of time or both would constitute a default by Landlord under the Master Lease.
14.4    To Sublandlord’s knowledge, the Subleased Premises are in good working condition and repair, and are in compliance with Applicable Laws. In the event that it is determined, and Subtenant notifies Sublandlord in writing within thirty (30) days after the Commencement Date of this Sublease, that the building systems failed to be in good working condition and repair as of the Commencement Date of this Sublease, or the statement made in Section 5.02 above that the Building is in compliance with all Applicable Laws as of the date permits were issued for the construction thereof is untrue, and such failure was not caused or triggered by Subtenant or Subtenant’s Improvements, then it shall be the obligation of Sublandlord, and the sole right and remedy of Subtenant, after receipt of written notice from Subtenant setting forth with specificity the nature of the failure, to correct such failure within a reasonable time and at Sublandlord’s sole cost (which cost shall not be reimbursed to Sublandlord as an Operating Expense). Subtenant’s failure to give such written notice to Landlord within thirty (30) days after the Commencement Date of this Sublease shall constitute a conclusive presumption that the building systems are in good working condition and repair as of the Commencement Date of this Sublease and the Building is in compliance with all Applicable Laws.
15.    Sublandlord’s Obligations. Sublandlord shall timely pay to Landlord all rents and other amounts due under the provisions of the Master Lease and shall timely perform all covenants and obligations of Sublandlord under the Master Lease, except to the extent the same are expressly provided to be performed directly by Subtenant to Landlord in accordance with the express provisions of this Sublease. Sublandlord shall promptly provide written notice of any and all breaches or defaults claimed by Landlord under the Master Lease, and shall promptly deliver a copy of any and all other correspondence from Landlord concerning the Master Lease or the Premises. If and to the extent rent or other obligations of Sublandlord shall abate under the Master Lease or applicable law with respect to the Premises, Rent and such other obligations payable under this Sublease shall be abated for the same periods of time and in the same proportion to Subtenant’s obligations hereunder as such abated rent and other obligations bear to the obligations of Sublandlord under the Master Lease with respect to the Premises. If the Master Lease terminates, then this Sublease shall terminate and the parties shall be relieved of any further liability or obligation under this Sublease. Sublandlord will not terminate, amend or modify the Master Lease, or enter into subordination agreements with, or deliver estoppel certificates to, any lender of Sublandlord not required pursuant to the Master Lease. All rights of Sublandlord with respect to the Premises, or any part thereof, shall with respect to periods falling within the Term of this Sublease accrue to Subtenant, including without limitation rights of Sublandlord in the event of condemnation of the Premises or any part thereof or rights arising due to a breach of the Master Lease by Landlord and any rights to use of common areas or other interests licensed to Sublandlord under or in connection with the Master Lease. Sublandlord shall take all commercially reasonable actions necessary to

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

preserve the Master Lease. Sublandlord shall timely take all commercially reasonable actions necessary to enforce the provisions of the Master Lease for the benefit of Subtenant in its occupancy and use of the Premises pursuant to this Sublease.
16.    Termination of Master Lease. Sublandlord hereby acknowledges and agrees that it shall not voluntarily terminate the Master Lease without the prior written consent of Subtenant.
17.    Indemnity.
(a)    In addition to the indemnities provided under the Master Lease as incorporated herein, except to the extent arising from the negligence or willful misconduct of Sublandlord or its employees, contractors, agents or consultants, Subtenant shall indemnify, defend and hold harmless Sublandlord from and against all losses, costs, damages, expenses and liabilities, including, without limitation, reasonable attorneys’ fees and disbursements, which Sublandlord may incur or pay out (including, without limitation, to Landlord under the Master Lease) by reason of (i) any accidents, damages or injuries to persons or property occurring in, on or about the Subleased Premises (except to the extent caused by Sublandlord’s negligence or willful misconduct), (ii) any breach or default hereunder by Subtenant, (iii) any work performed after the date hereof in or to the Subleased Premises (except if performed by Landlord or Sublandlord), or (iv) any act, omission, negligence or willful misconduct on the part of Subtenant and/or its officers, partners, employees, agents, contractors, customers and/or invitees, or any person claiming through or under Subtenant in or about the Subleased Premises.
(b)    Except to the extent arising from the negligence or willful misconduct of Subtenant or its employees, contractors, agents or consultants, Sublandlord shall indemnify, defend and hold harmless Subtenant from and against all losses, costs, damages, expenses and liabilities, including, without limitation, reasonable attorneys’ fees and disbursements, which Subtenant may incur or pay out (including, without limitation, to Landlord under the Master Lease) by reason of (i) any accidents, damages or injuries to persons or property occurring in, on or about the Premises (except to the extent caused by Subtenant’s negligence or willful misconduct), (ii) any breach or default hereunder by Sublandlord or under the Master Lease, (iii) any work performed after the date hereof in or to the Premises (except if performed by Landlord or Subtenant), or (iv) any act, omission, negligence or willful misconduct on the part of Sublandlord and/or its officers, partners, employees, agents, contractors, customers and/or invitees, or any person claiming through or under Sublandlord in or about the Premises.
(c)    The foregoing indemnities (and those referenced therein) shall survive the expiration or earlier termination of this Sublease.
18.    Limitation on Liability. Notwithstanding any other term or provision of this Sublease, the liability of Sublandlord to Subtenant for any default in Sublandlord’s obligations under this Sublease shall be limited to actual, direct damages, and under no circumstances shall Subtenant, its partners, members, shareholders, directors, agents, officers, employees, contractors, sublessees, successors and/or assigns be entitled to recover from Sublandlord (or otherwise be indemnified by Sublandlord) for: (a) any losses, costs, claims, causes of action, damages or other liability incurred in connection with a failure of Landlord, its partners, members, shareholders,

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

directors, agents, officers, employees, contractors, successors and/or assigns to perform or cause to be performed Landlord’s obligations under the Master Lease unless such failure to perform is due to a breach by Sublandlord under the Master Lease; or (b) any damages or other liability arising from or incurred in connection with the condition of the Subleased Premises or suitability of the Subleased Premises for Subtenant’s intended use. Subtenant shall, however, have the right to seek any injunctive or other equitable remedies as may be available to Subtenant under applicable law. Notwithstanding any other term or provision of this Sublease, (i) no personal liability shall at any time be asserted or enforceable against Sublandlord’s or Subtenant’s members, shareholders, directors, officers, or partners on account of any of Sublandlord’s or Subtenant’s obligations or actions under this Sublease, and (ii) neither Sublandlord nor Subtenant shall be liable to the other for any lost revenues, lost profit or other consequential, special or punitive damages arising in connection with this Sublease for any reason, save and except Sublandlord’s statutory remedies under California Civil Code Section 1951.2 or any successor statute. As used in this Sublease, the term “Sublandlord” means at any time the then current holder of the tenant’s interest under the Master Lease and of the sublandlord’s interest under this Sublease.
19.    Consents and Approvals. In any instance when Sublandlord’s consent or approval is required under this Sublease, Sublandlord’ s refusal to consent to or approve any matter or thing shall be deemed reasonable if, without limitation, such consent or approval is required under the provisions of the Master Lease incorporated herein by reference but has not been obtained from Landlord after request by Sublandlord.
20.    Condition of Subleased Premises.
20.1    Delivery of Possession.
20.1.1    Sublandlord shall deliver the Subleased Premises in a clean, broom-swept condition, in good working order and condition, including all building systems (excluding VAV boxes, lighting fixtures and light bulbs) serving the Subleased Premises.
20.1.2    Subject to the provisions of Section 20.1.1, Sublandlord shall deliver to Subtenant, and Subtenant shall accept, possession of the Subleased Premises in their “AS IS” condition as the Subleased Premises exist on the Commencement Date and, notwithstanding anything to the contrary set forth in Section 5.06 of the Master Lease to the contrary, Sublandlord shall have no obligation to furnish, render, pay for, consent to or supply any work, labor, services, materials, furniture, fixtures, equipment, decorations or other items to make the Subleased Premises ready or suitable for Subtenant’s occupancy. Notwithstanding the foregoing, in the event that it is determined, and Subtenant notifies Sublandlord in writing within thirty (30) days after the Commencement Date, that the building systems failed to be in good working condition and repair as of the Commencement Date and such failure was not caused by Subtenant, then Sublandlord shall notify Landlord of same and use commercially reasonable efforts to cause Landlord to perform in accordance with its obligations set forth in Section 5.06 of the Master Lease. In making and executing this Sublease, Subtenant has relied solely on such investigations, examinations and inspections as Subtenant has chosen to make or has made and, except as otherwise provided in Section 20.1.1, has not relied on and Sublandlord has not made, any representation or warranty concerning the Subleased Premises. Subtenant acknowledges that Sublandlord has afforded

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

Subtenant the opportunity for full and complete investigations, examinations and inspections of the Subleased Premises. Subtenant acknowledges that it is not authorized to make or perform any alterations or improvements in or to the Subleased Premises except as permitted by the provisions of this Sublease and the Master Lease.
20.1.3    Pursuant to California Civil Code Section 1938, Sublandlord hereby states that the Subleased Premises has not undergone an inspection by a Certified Access Specialist (CASp) (defined in California Civil Code Section 55.52).
21.    Surrender. Upon the expiration or any earlier termination of this Sublease, Subtenant shall deliver the Subleased Premises to Sublandlord in express compliance with Section 17.09 of the Master Lease; provided, however, Subtenant shall have no obligation or liability with respect to the removal and/or restoration of any improvements or alterations not otherwise constructed by Subtenant, including any improvements or alterations constructed by Sublandlord, and Sublandlord shall remain responsible for the removal of the same, at Sublandlord’s sole cost and expense.
22.    Signage. Subject to the prior written consent of Landlord and Sublandlord and as specified by Sublandlord, Subtenant shall have the right, at Subtenant’s sole cost and expense and otherwise in compliance with Section 17.15 of the Master Lease, to Subtenant’s Pro Rata Share of signage on the two existing monument signs at the entry to the parking area. All Subtenant signage installed by Subtenant shall be removed at Subtenant’s sole cost and expense prior to the expiration or earlier termination of this Sublease and Subtenant shall repair all damage occasioned by such removal to the reasonable satisfaction of Sublandlord and Landlord.
23.    Notices. Any notice by either party to the other required, permitted or provided for herein shall be valid only if in writing and shall be deemed to be duly given only if (a) delivered personally, or (b) sent by means of FedEx, UPS Next Day Air or another reputable express mail delivery service guaranteeing next day delivery, or (c) sent by United States certified or registered mail, return receipt requested, addressed (i) if to Subtenant, Machine Zone, Inc., 2225 E. Bayshore Road, Suite 200, Palo Alto, CA 94303; Attn: General Counsel, and (ii) if to Sublandlord, Cloudera, Inc., 395 Page Mill Road, Palo Alto, CA 94304, Attn: Steve Hirai, or at such other address for either party as that party may designate by notice to the other. A notice shall be deemed given and effective upon date of receipt or refusal to accept receipt unless the notice is delivered personally and such delivery takes place after hours or on a holiday or weekend, in which event the notice shall be deemed given on the next succeeding business day.
24.    Brokers. Sublandlord hereby represents that it has not dealt with any broker in connection with this Sublease or the Premises other than Cornish & Carey Commercial (“Sublandlord’s Broker”). Subtenant hereby represents that it has not dealt with any broker in connection with this Sublease or the Premises other than CBRE (“Subtenant’s Broker”). Sublandlord shall indemnify, defend and hold Subtenant harmless from and against any and all claims of any brokers, claiming to have represented the Sublandlord in connection with the Sublease or the Premises, including any fees owed to Sublandlord’ s Broker which are Sublandlord’s obligation. Subtenant shall indemnify, defend and hold Sublandlord harmless from and against any and all claims of any brokers, other than Subtenant’s Broker, claiming to have represented the Subtenant in connection with the Sublease or the Premises. Notwithstanding the foregoing, Sublandlord shall

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

pay (i) all commissions due to Sublandlord’s Broker in accordance with the terms of the applicable agreement between the parties with respect thereto, and (ii) a procuring commission of $1.50 per square foot per year to Sublandlord’s Broker whereupon Sublandlord’s Broker shall remit same to Subtenant’s Broker pursuant to the terms of a separate listing agreement with respect to the Subleased Premises.
25.    Complete Agreement. There are no representations, warranties, agreements, arrangements or understandings, oral or written, between the parties or their representatives relating to the subject matter of this Sublease which are not fully expressed in this Sublease. This Sublease cannot be changed or terminated nor may any of its provisions be waived orally or in any manner other than by a written agreement executed by both parties.
26.    Interpretation. This Sublease shall be governed by and construed in accordance with California law. If any provision of this Sublease or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Sublease and the application of that provision to other persons or circumstances shall not be affected but rather shall be enforced to the extent permitted by law. The captions, headings and titles, if any, in this Sublease are solely for convenience of reference and shall not affect its interpretation. This Sublease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Sublease or any part thereof to be drafted. If any words or phrases in this Sublease shall have been stricken out or otherwise eliminated, whether or not any other words or phrases have been added, this Sublease shall be construed as if the words or phrases so stricken out or otherwise eliminated were never included in this Sublease and no implication or inference shall be drawn from the fact that said words or phrases were so stricken out or otherwise eliminated. Each covenant, agreement, obligation or other provision of this Sublease shall be deemed and construed as a separate and independent covenant of the party bound by, undertaking or making same, not dependent on any other provision of this Sublease unless otherwise expressly provided. All terms and words used in this Sublease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require. The word “person” as used in this Sublease shall mean a natural person or persons, a partnership, a corporation or any other form of business or legal association or entity.
27.    Confidentiality; Publicity.
27.1    The parties shall treat the contents of this Sublease as confidential information and shall not disclose the terms and conditions hereof to other parties; provided, however, each party may disclose portions of this Sublease to its officers, directors, employees, attorneys, architects, accountants, and other consultants and advisors to the extent such persons need to know such information provided such parties are first informed of the confidential nature of such information and each such party agrees to treat the information as confidential. In addition, the contents of this Sublease may be divulged to the extent, but only to the extent, required by law or in any administrative or judicial proceeding in which a party is required to divulge such information, however in such event such party shall notify the other prior to making such disclosure.
27.2    Neither Landlord nor Sublandlord shall be permitted to use Subtenant’s name, marks or logos, or to issue any press release or other publicity regarding, or make any public

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

statements, disclosures or communications concerning, this Agreement or any of its terms, or the relationship of the Parties, without prior written approval from Subtenant, which may be granted or withheld in Subtenant’s sole discretion. Without limiting the foregoing, Landlord and Sublandlord may not disclose or publicize to third parties any information related to its business relationship with Subtenant in marketing materials, sales pitches, case studies, on its website or other materials or documentation, without the express prior written consent of Subtenant.
28.    Arbitration. Except for claims: (a) for nonpayment of Rent; (b) for breach of confidentiality; (c) arising out of the indemnity obligations; (d) involving any party other than Sublandlord and Subtenant; and (d) for injunctive relief, any dispute, claim or controversy arising out of or related to this Sublease or the performance, enforcement, breach, termination, validity or interpretation thereof, including the determination of the scope or applicability of this agreement to arbitrate, that cannot be resolved through good faith discussions between the parties within a reasonable period of time (not to exceed 30 days), will be settled by binding arbitration conducted before one arbitrator. The arbitration shall be administered by the Judicial Arbitration and Mediation Services (“JAMS”). The arbitrator shall administer and conduct any arbitration in accordance with California law, including the California Code of Civil Procedure, and the arbitrator shall apply substantive and procedural California law to any dispute or claim, without reference to rules of conflict of law. Any arbitration under this Sublease shall be conducted in Santa Clara County, California. Either party may submit the matter to arbitration. The arbitrator shall issue a written decision with the essential findings and conclusions on which the decision is based. If, for any reason, any part or portion of this arbitration clause is held to be invalid or unenforceable, all other valid parts and portions shall be severable in nature, and remain fully enforceable. Each party will bear its own expenses in the arbitration and will share equally the costs of the arbitration; provided, however, that the arbitrator may, in its discretion, award costs and fees to the prevailing party. Judgment upon the award may be entered in any court having jurisdiction over the award or over the applicable party or its assets. THE PARTIES HEREBY WAIVE ANY RIGHTS THEY MAY HAVE TO TRIAL BY JURY IN REGARD TO ARBITRABLE CLAIMS.
29.    Counterparts. This Sublease may be executed in separate counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. This Sublease shall be fully executed when each party has signed and delivered to the other party at least one counterpart, even though no single counterpart contains the signatures of all parties hereto.
30.    Authority to Execute. Subtenant and Sublandlord each represents and warrants to the other that each person executing this Sublease on behalf of such party is duly authorized to so execute and deliver this Sublease.
[Signatures on Following Page]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

IN WITNESS WHEREOF, the parties hereto have executed this Sublease as of the date first above written.

SUBLANDLORD:	SUBTENANT:

CLOUDERA, INC.,	MACHINE ZONE, INC.,
a Delaware corporation	a Delaware corporation

By:	/s/ Jim Frankola	By:	/s/ Victoria Valenzuela
Name:	Jim Frankola	Name:	Victoria Valenzuela
Title:	CFO	Title:	General Counsel
Date:	9/14/16	Date:	9/12/16

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

EXHIBIT A
Depiction of Subleased Premises
[To be attached]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

EXHIBIT B
Master Lease
[To be attached]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

EXHIBIT C
Comerica Form of Letter of Credit
[To be attached]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

Comerica Bank International Trade Services 2321 Rosecrans Ave. 5th Fl. El Segundo, CA 90245 Tel: 310-297-2858 SWIFT: [***]

Irrevocable
Standby Letter of Credit No.:
[***]

Beneficiary: Cloudera, Inc. 1001 Page Mill Road Palo Alto, CA 94306, United States	Applicant: Machine Zone, Inc. 1050 Page Hill Road Palo Alto, CA 94304 United States

Date of Issue: September 22, 2016	Date and Place of Expiry: August 29, 2017 office of Issuing Bank Or any automatically extended date, as herein defined.
Amount:
USD [***]

We hereby open our lrrevocable Standby Letter of Credit no. [***] in Beneficiary’s favor, for account of Machine Zone, Inc. for a sum not exceeding USD [***] available by Beneficiary’s draft(s) at sight on Comerica Bank when accompanied by:
1. The original of this Irrevocable Standby Letter of Credit and Amendment(s) if any.
2. Beneficiary’s statement on its letterhead dated and signed by the Beneficiary, indicating name and title of the signer using either of the wording as follows:
A. The undersigned hereby certifies that the amount of USD (amount) is being drawn under Comerica Bank’s Standby Letter of Credit no. [***] as there has been an uncured default or event of default under one or more of the terms of that certain Sublease Agreement dated September 12, 2016 that exists by and between Cloudera, Inc. (as “Sublandlord”) and Machine Zone, Inc. (as “Subtenant”).
or
B. The undersigned hereby certifies that we have received a written notice of Comerica Bank’s election not to extend their Standby Letter of Credit No. [***] and have not received a replacement Letter of Credit or any other financial assurance satisfactory to us from Machine Zone, Inc.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

Special Conditions:
All signatures must be manually executed in original.
All information required whether indicated by blanks, brackets or otherwise, must be completed at the time of drawing.
Partial drawings and multiple presentations may be made under this Irrevocable Standby Letter of Credit, provided, however, that each such demand that is paid by us shall reduce the amount available under this Irrevocable Standby Letter of Credit.
It is a condition of this Irrevocable Standby Letter of Credit that it shall be deemed automatically extended without amendment for a period of one year from the present or any future expiration date, unless at least thirty (30) days prior to the expiration date we send Beneficiary notice by overnight courier that we elect not to extend this Irrevocable Standby Letter of Credit for any such additional period. Said notification will be sent to the address indicated above, unless a change of address is otherwise notified by Beneficiary to us in writing by receipted mail or courier. In no event, and without further notice from ourselves, will this Letter of Credit be extended beyond August 29, 2022 which shall be the final expiration date of this Letter of Credit.
This Standby Letter of Credit may be successively transferable in its entirety (but not in part) up to the then available amount in favor of a nominated Transferee (“Transferee”), assuming such transfer to such Transferee is in compliance with all applicable U.S. laws and regulations. If transferred, this Standby Letter of Credit must be returned to us together with our transfer form (available upon request), duly executed. In case of any transfer, the draft and any required statement must be executed by the Transferee and where the Beneficiary’s name appears within this Standby Letter of Credit, the Transferee’s name is automatically substituted therefore. At the time of the transfer request, the original of this Standby Letter of Credit and any amendment(s) thereto must be provided. Comerica Bank will not assume or undertake any liability or responsibility for verifying, validating or authenticating the authority or rights of any party(ies) requesting the transfer of this Letter of Credit or executing any document(s) in connection therewith.
All drafts required under this Irrevocable Standby Letter of Credit must be marked: “Drawn under Comerica Bank Irrevocable Standby Letter of Credit no. [***].
In the case of cancellation, the original Standby Letter of Credit and all Amendments thereto must be returned to us together with a written request from Beneficiary referencing this Standby Letter of Credit number and authorizing its cancellation.
All documents are to be dispatched in one lot by courier service to Comerica Bank International Trade Services, 2321 Rosecrans Ave., 5th fl., El Segundo, CA 90245, Attn: Standby Letter of Credit Dept.
This Irrevocable Standby Letter of Credit sets forth in full the terms of our undertaking and such undertaking shall not be in any way modified, amended or amplified by reference to any document, Instrument or agreement referred to herein or in which this Irrevocable Standby Letter of Credit is referred to or to which this Irrevocable Standby Letter of Credit relates, and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement.
As a condition to honoring a demand for payment, in order to comply with applicable laws and regulations, Comerica Bank may require additional information to be submitted by the beneficiary, such as Information on parties that sign documents. In the event this Information is not provided by the beneficiary in a timely manner, Comerica Bank may in its sole discretion, despite documents being in compliance with the terms and of this Letter of Credit, decline payment and will hold documents pending resolution.
With respect to Demand Document 2A above, we will not inquire as to the accuracy of such statement nor will we consider any disputes by the Applicant regarding the contents of such statement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

We hereby engage with Beneficiary that all drawing(s) made under and in compliance with the terms of this Irrevocable Standby Letter of Credit will be duly honored if drawn and presented for payment at our office located at Comerica Bank International Trade Services, 2321 Rosecrans Ave., 5th Fl., El Segundo, CA 90245, Attn: Standby Letter of Credit Dept. on or before the expiration date of this credit, or any automatically extended date.
Except so far as otherwise expressly stated herein, this Standby Letter of Credit is subject to the “International Standby Practices” (ISP 98) International Chamber of Commerce (Publication No. 590).
Regards,

/s/ Amy Wong
Authorized Signature(s)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

EXHIBIT D
Depiction of Charging Stations
[To be attached]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

395 PAGE MILL ROAD // PALO ALTO

SITE PLAN

PAGE MILL ROAD
395
PARK BOULEVARD
ASH STREET
currently bike lockers
PARKING PLATFORM
(2 LEVELS)
OPTION #2: qty
(10) EV slots
assigned to MZ.
STREET

3

EXCLUSIVE AGENTS

Newmark Cornish & Carey

HOWIE DALLMAR 650.688.8530
hdallmar@newmarkccarey.com
CA RE License #00864566

PHIL MAHONEY 408.982.8430
pmahoney@newmarkccarey.com
CA RE License #00834704

JAY PAUL COMPANY